Leases - Operating Lease Costs and Other Information (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Lease Cost:
Operating leases	$ 7	$ 8	$ 12
Variable lease costs	4	4	5
Sublease income	(3)	(4)	(5)
Net Lease Cost	8	8	12
Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$ 9	$ 11	$ 12
Weighted average lease term	6 years	7 years	7 years
Weighted average discount rate	3.90%	3.80%	3.80%